Exhibit 10.1 1 #96554391v17 IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. [FORM OF] COMMON STOCK PURCHASE WARRANT ALTISOURCE PORTFOLIO SOLUTIONS S.A. Underlying Warrant Shares: Initially, [•] Issue Date: [__] THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, [HOLDER] and its successors, assigns and transferees (together, the “Holder”) are entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time at or after 9:00 a.m. (New York time) on February 14, 2024 (the “Initial Exercise Date”) and at or prior to 5:00 p.m. (New York time) on the Termination Date (as defined below), but not thereafter, to subscribe for and purchase from Altisource Portfolio Solutions S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg having its registered office at 33, Boulevard Prince Henri, L-1724 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register (Registre de commerce et des sociétés, Luxembourg) under number B72391 (the “Company”), a number of shares of Common Stock up to the number of Underlying Warrant Shares (as defined herein). The purchase price per share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). The Holder, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this Warrant, following adjustments hereunder and any hereof, the number of Underlying Warrant Shares available for exercise hereunder at any given time may be less or greater than the amount stated above. Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement (as defined below). In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1: “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. “Commission” means the United States Securities and Exchange Commission. “Common Stock” means the common stock of the Company, par value $1.00 per share, and any other class of securities into which such securities may hereafter be reclassified or changed. “Common Stock Equivalents” means any securities of the Company or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument

2 that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. “Existing Term Loan Credit Agreement Amendment” means the amendment to the existing Term Loan Credit Agreement, dated as of February 9, 2023, among the Company, Altisource S.à r.l. as borrower, Altisource S.A., as Holdings, the lenders from time to time party thereto, the Guarantors from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. “Purchase Agreement” means the Warrant Purchase Agreement dated as of the Closing Date, as from time to time in effect, among the Company, the Holder and the other Purchasers party thereto. “Purchasers” means the Purchasers party to the Purchase Agreement. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder. “Subsidiary” means any direct or indirect subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof. “Term Loans” has the meaning set forth in the Term Loan Credit Agreement. “Term Loan Credit Agreement” means that certain Credit Agreement, dated as of April 3, 2018, among the Company, Altisource S.à r.l. as borrower, Altisource S.A. as Holdings, the lenders from time to time party thereto, the Guarantors from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (as amended from time to time, including by the Existing Term Loan Credit Agreement Amendment). “Termination Date” means May 22, 2027. “Trading Day” means a day on which the Common Stock is traded on its principal Trading Market; provided that if the Common Stock is not so traded, “Trading Day” means a Business Day. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

3 “Underlying Warrant Shares” means, with respect to this Warrant, initially [_____]1 shares of Common Stock, subject to adjustment from time to time as set forth herein (including, without limitation, in connection with any partial exercise of this Warrant); provided, that, effective as of 9:00 a.m. (New York time) on the Initial Exercise Date, the then applicable number of Underlying Warrant Shares shall be reduced by the percentage set forth in the rightmost column of the table below based on the principal amount of the Term Loans repaid from the proceeds of issuances of equity and Indebtedness (as defined in the Term Loan Credit Agreement) that is junior in right of payment to the Term Loans (as defined in the Term Loan Credit Agreement) (and not from Scheduled Repayments under Section 2.07(a) of the Term Loan Credit Agreement or mandatory prepayments under Section 2.08(b)(ii) or (iii) of the Term Loan Credit Agreement) made under the Term Loan Credit Agreement between the Closing Date and the Initial Exercise Date: Principal Repaid Percentage Reduction Less than $20,000,000 0% At least $20,000,000 and less than $30,000,000 20.00% $30,000,000 or more 50.00% “Warrant Shares” means the shares of Common Stock transferable by the Company to the holder of this Warrant upon exercise of this Warrant. Section 2. Exercise. (a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company. Partial exercises of this Warrant shall have the effect of lowering the number of Underlying Warrant Shares in an amount equal to the number of Underlying Warrant Shares to which such exercise relates. The Holder and the Company shall maintain records showing the number of Underlying Warrant Shares with respect to which this Warrant has been exercised and the dates of such exercises. (b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.01 (the “Exercise Price”). 1 To be Holder’s Pro Rata Share of 19.99% of the shares outstanding (not pro forma for such issuance and not taking into account any shares of Common Stock sold and issued by Altisource between January 25, 2023 and the effective date of the Transactions) as of the Closing Date.

4 (c) Cashless Exercise. This Warrant shall be exercised, in whole or in part, solely by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the greater of (x) zero and (y) the quotient obtained by dividing [(A-B) * (C)] by (A), where: (A) = as applicable: (i) if such Notice of Exercise is delivered pursuant to Section 2(a) hereof on a date that is not a Trading Day or on a date that is a Trading Day but prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on a Trading Day, the VWAP (as defined below) on the Trading Day immediately preceding the date of delivery of the applicable Notice of Exercise, (ii) if such Notice of Exercise is delivered pursuant to Section 2(a) hereof during “regular trading hours” on a Trading Day, at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of delivery of the applicable Notice of Exercise or (z) the Closing Price of the Common Stock on the principal Trading Market as reported by the principal Trading Market on the Trading Day immediately prior to the Holder’s delivery of the applicable Notice of Exercise, or (iii) if such Notice of Exercise is delivered pursuant to Section 2(a) hereof on a Trading Day but after the close of “regular trading hours” on such Trading Day, the VWAP on the date the applicable Notice of Exercise is delivered; (B) = the Exercise Price; and (C) = the number of Underlying Warrant Shares. The parties agree that, in accordance with Section 3(a)(9) of the Securities Act and Rule 144, for securities law purposes the Warrant Shares shall take on the characteristics of the Warrant being exercised, and the holding period of the Warrant Shares being delivered hereunder may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to the foregoing sentence. “Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the principal Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the

5 most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. Notwithstanding anything herein to the contrary, if, on the Termination Date, (A) exceeds (B) in accordance with the formula and related definitions set forth in this Section 2(c), then, on the Termination Date, any portion of this Warrant that remains unexercised as of such date shall be automatically exercised via cashless exercise pursuant to this Section 2(c), with such exercise deemed to occur as of 4:59 p.m. (New York City time) on the Termination Date. Cashless exercise in accordance with this Section 2(c) shall represent payment in full of the Exercise Price for the Warrant Shares. (d) Mechanics of Exercise. i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares deliverable hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in such system, and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by evidence of issuance of the Warrant Shares in book entry with the Transfer Agent, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise (or, in the case of book entry issuance of Warrant Shares, evidence of such issuance to the email address specified in such Notice of Exercise) by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, if applicable, or if such exercise is an automatic exercise on the Termination Date, after the Company’s receipt of the Holder’s notification of its Beneficial Ownership Limitation determination as requested by the Company pursuant to Section 2(e), and (ii) the number of Trading Days then comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, if applicable, or if such exercise is an automatic exercise on the Termination Date, after the Company’s receipt of the Holder’s notification of its Beneficial Ownership Limitation determination as requested by the Company pursuant to Section 2(e) (such earlier date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise or, in the case of automatic exercise, the Termination Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares deliverable in respect of such exercise, irrespective of the date of delivery of such Warrant Shares. The Company agrees to maintain a Transfer Agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise or, in the case of automatic exercise, the Termination Date. ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part prior to 4:59 p.m. (New York City time) on the Termination Date, the Company shall, at the request of a Holder, at the time of delivery of the Warrant Shares to which such exercise relates, deliver to the Holder a new Warrant evidencing the rights of the Holder with respect to the

6 remaining Underlying Warrant Shares to which this Warrant relates, which new Warrant shall in all other respects be identical with this Warrant. iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the delivery of the Warrant Shares. iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up the number of Warrant Shares to be delivered upon such exercise to the next whole share. v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Holder shall, upon exercise, deliver to the Company the Assignment Form attached hereto, duly executed by the Holder. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares. vi. Withholding. All payments made pursuant to this Warrant shall be made without deduction or withholding for any taxes except as required by the Internal Revenue Code of 1986, as amended (the “Code”) or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). If the Code or any other applicable tax law requires such deduction or withholding, the Transfer Agent and their respective representatives, as applicable, shall be entitled to deduct and withhold from any amount payable pursuant to this Warrant any such taxes as may be required to be deducted and withheld from such amounts (and from any other amounts treated as paid for applicable tax law). To the extent that any amounts are so deducted and withheld in respect of tax imposed by the Grand-Duchy of Luxembourg or any sub-division, municipality or local authority thereof on a payment to any Holder, then the Company will be obligated to pay such additional amounts as may be necessary in order that the net amounts paid to such Holder after such deduction and withholding (including deduction and withholding applicable to additional amounts payable under this Section 2(d)(vi)) would be equal to the amounts due and payable pursuant to this Warrant absent such deduction and withholding. vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof. (e) Holder’s Beneficial Ownership Limitation. The Company shall not transfer any Common Stock upon any exercise of this Warrant, and the Holder shall not have the right to receive Common Stock upon exercise of any portion of this Warrant, pursuant to Section 2 (including following any automatic exercise of this Warrant) or otherwise, to the extent (but only to the extent) that, after giving effect to such transfer after exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a

7 group together with the Holder or any of the Holder’s Affiliates (such Persons, the “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties in respect of which the Holder is not entitled to delivery of Common Stock pursuant to this Section 2(e) and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether Common Stock may be transferred upon exercise of this Warrant (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether the Common Stock may be transferred upon such exercise (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties), in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination; provided, that with respect to any automatic exercise pursuant to the penultimate paragraph of Section 2(c), the Company shall notify the Holder at least five (5) Business Days prior to the Termination Date of its request for the Holder’s determination pursuant to this Section 2(e) with respect to such automatic exercise, and the Company’s delivery of Common Stock upon such automatic exercise shall be conditioned upon receipt from the Holder of a notice specifying the amount of Common Stock that may be transferred upon such exercise (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant (but without giving effect to the exercise of the remaining portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties in respect of which the Holder is not entitled to delivery of Common Stock pursuant to this Section 2(e)), by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. If any delivery owed to the Holder hereunder is not made, in whole or in part, as a result of this provision, the Company’s obligation to make such delivery shall not be extinguished and, notwithstanding the occurrence of the Termination Date or anything else to the contrary herein, the

8 Company shall make such delivery within two (2) Trading Days after the Holder giving notice to the Company that such delivery would not cause the Holder or any Attribution Parties to beneficially own in excess of the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 4.99% (or 9.99% at the election of the Purchaser) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder, and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(e) shall apply to a successor holder of this Warrant with respect to itself and its Attribution Parties. Section 3. Certain Adjustments. (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the number of Underlying Warrant Shares shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately after such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the ex-dividend date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. (b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property to the record holders of the shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held a number of shares of Common Stock equal to the number of Underlying Warrant Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

9 (c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to the record holders of the shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, excluding dividends or distributions referred to in clause (a) or (b) above) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock equal to the number of Underlying Warrant Shares immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). (d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (excluding a merger effected solely to change the Company’s name or domicile), (ii) the Company (together with all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its wholly owned Subsidiaries and its and their employee benefit plans, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of the voting power of the Common Stock (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Underlying Warrant Share, the number of shares of capital stock of the successor or acquiring corporation or of the Company, if the Company is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of one share of Common Stock in such Fundamental Transaction; provided, however, that if the Alternate Consideration consists solely of cash, then whether or not the Initial Exercise Date has passed, on the effective date of such Fundamental Transaction, the Holder shall receive, in respect of each Underlying Warrant Share, at the same time and upon the same terms as holders of Common Stock receive the cash in exchange for their shares of Common Stock, an amount of cash equal to the greater of (i) (x) the amount of cash that a holder of one share of Common Stock receives in such Fundamental Transaction, minus (y) the Exercise Price and (ii) $0, and upon the Company’s delivery of such cash (if any) in respect of this Warrant, this Warrant shall be deemed to have been exercised in full and canceled. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner

10 reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Purchase Agreement in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a number of shares of capital stock of such Successor Entity (or its parent entity) equal to the number of such shares of capital stock receivable as a result of such Fundamental Transaction by a holder of one share of Common Stock in such Fundamental Transaction, multiplied by the number of Underlying Warrant Shares prior to such Fundamental Transaction and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the Purchase Agreement referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the Purchase Agreement with the same effect as if such Successor Entity had been named as the Company herein. (e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/10,000th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding. The Company shall be responsible for making all calculations called for hereunder, unless otherwise specified. The Company shall make all these calculations in good faith, and, absent manifest error, its calculations will be deemed presumptively correct. Notwithstanding any other provisions hereof, the Company’s obligation to make any adjustments to the terms of a Warrant pursuant to Section 3(d) shall be subject to the prior written consent of the Holder unless the total number and class of securities to be, or capable of being, acquired or subscribed for pursuant to a Warrant will carry the same pro rata voting power and economic entitlement to participate in the profits and assets of the Company, as the Common Stock which would have been transferred or issued under the Warrant had there been no such adjustment and no such event giving rise to such adjustment. (f) Notice to Holder. i. Adjustments. Whenever the number of Underlying Warrant Shares or Exercise Price are adjusted, or a Fundamental Transaction occurs, in each case pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the number of Underlying Warrant Shares and Exercise Price and, if applicable, the Alternate Consideration for which this Warrant shall be exercisable after such adjustment and setting forth a brief statement of the facts requiring such adjustment. ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to

11 subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file or furnish such information with the Commission pursuant to a Current Report on Form 8-K. The Holder shall be entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice, notwithstanding anything to the contrary set forth in this Warrant. Section 4. Transfer of Warrant. (a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent (which may be by email or email attachment), together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney (which form may delivered by email or email attachment) and funds sufficient to pay any transfer taxes payable upon the making of such transfer. No ink-original assignment shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any assignment be required. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company. If the Holder has assigned this Warrant in full, the Holder shall surrender this Warrant to the Company (which may be by email or email attachment) within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. (b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof (which may be by email or email attachment) at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any

12 transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto. (c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. (d) Transfer Restrictions. This Warrant is not transferable on or before the date that is two (2) Business Days after the Initial Exercise Date. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be (i) registered pursuant to an effective registration statement under the Securities Act and, if required, under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner of sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.1 of the Purchase Agreement. (e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted from registration under the Securities Act. Section 5. Miscellaneous. (a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. (b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate. (c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day. (d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its Common Stock currently held as treasury for the purposes of satisfying its obligations hereunder a number of shares of its Common Stock equal to the number of Underlying Warrant Shares. The Company further covenants that the approval obtained from its Board of Directors prior to the Closing Date and its issuance

13 of this Warrant shall constitute full authority to its officers who are charged with the duty of transferring the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be transferred to the Holder as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be transferred to the Holder upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or transfer fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, (iii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant (including, if necessary, issue shares from reserves without increasing the Exercise Price), and (iv) not take any action that would require an adjustment of the number of Underlying Warrant Shares if as a result thereof (x) the aggregate number of Warrant Shares deliverable upon exercise of this Warrant, together with all Common Stock then outstanding and all Common Stock then issuable upon the exercise of, or underlying, all outstanding options, warrants, conversion and other rights (without duplication), would exceed the total number of shares of Common Stock then authorized by its amended and restated articles of incorporation, or (y) the aggregate number of Warrant Shares issuable upon exercise of the outstanding Warrants and any other warrants issued pursuant to the Purchase Agreement (including any warrants issued upon transfer or replacement thereof) would exceed the total number of shares of Common Stock then held in treasury and not reserved for other purposes. As a condition precedent to taking any action which would result in an adjustment to the number of Underlying Warrant Shares or amount and type of consideration for which this Warrant is exercisable, or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory or self-regulatory body or bodies having jurisdiction thereof and any Trading Market on which the Common Stock is then listed or traded. (e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for

14 notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. (f) Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT. (g) Agent for Service of Process. The Company has appointed Corporation Service Company with offices currently at 80 State Street, Albany, NY, 12207 as its authorized agent (the “Process Agent”) upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Warrant which may be instituted in any state or federal court in The City of New York, Borough of Manhattan. The Company hereby represents and warrants that the Process Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue each such appointment in full force and effect so long as this Warrant has not been terminated. The Company agrees that the appointment of the Process Agent shall be irrevocable so long as this Warrant has not been terminated or until the irrevocable appointment by the Company of a successor agent in The City of New York, Borough of Manhattan as its authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Process Agent shall be deemed, in every respect, effective service of process upon the Company. (h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall promptly pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable and documented attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder. (i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement. (j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. (k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

15 (l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares. (m) Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder. (n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant. (o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant. (p) Execution. This Warrant may be executed and delivered by facsimile transmission or by e- mail delivery of a “.pdf” or similar format data file, in which case such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or similar format signature page were an original thereof. ******************** (Signature Page Follows)

16 IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated. ALTISOURCE PORTFOLIO SOLUTIONS S.A. By: /s/ William B. Shepro Name: William B. Shepro Title: Chairman and Chief Executive Officer